UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

MINORITY EQUALITY OPPORTUNITIES ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40756	86-3436718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Executive Court
Waxahachie, Texas 75165
(Address of principal executive offices, including zip code)

(214) 444-7321
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one Warrant	MEOAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MEOA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MEOAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 16, 2022, Minority Equality Opportunities Acquisition Inc. (the “Company”) and Sphere 3D Corp. (“Sphere”) entered into Amendment No. 1 (the “Amendment”) of that certain Administrative Support Agreement dated August 25, 2022 by and between the Company and Sphere (the “Support Agreement”). Pursuant to the Support Agreement, Sphere agreed to make available, or cause to be made available, to the Company, certain office space, utilities and secretarial and administrative support as may be reasonably required by the Company, in exchange for the payment by the Company to Sphere of the sum of $10,000 per month commencing on the date the securities of the Company are first listed on The Nasdaq Capital Market and continuing monthly thereafter until the earlier of the consummation by the Company of an initial business combination or the Company’s liquidation (such earlier date, the “Termination Date”). As per the Amendment, the Company and Sphere agreed that, notwithstanding anything in the Support Agreement to the contrary, the monthly payment referenced in clause (i) of the Support Agreement shall, beginning with respect to the monthly period beginning on February 26, 2022 and ending on March 25, 2022, and continuing until the Termination Date, accrue without interest thereon and be due and payable on the Termination Date.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description

10.1	Amendment No. 1, dated May 16, 2022, to Administrative Support Agreement between Minority Equality Opportunities Acquisition Inc. and Sphere 3D Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 2022	Minority Equality Opportunities Acquisition Inc.

	By:	/s/ Shawn D. Rochester
	Name:	Shawn D. Rochester
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1, dated May 16, 2022, to Administrative Support Agreement between Minority Equality Opportunities Acquisition Inc. and Sphere 3D Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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